EXHIBIT 10.13

CONSULTING AGREEMENT

This Consulting Agreement (the “Agreement”), effective as of February 18, 2015 (“Effective Date”) and is entered into by and between, Accurexa, Inc., Inc., a Delaware corporation (herein referred to as the “Company”) and Capital Group Communications, Inc., a California corporation with principal address at 575 Bridgeway, Sausalito CA 94965 (herein referred to as the “Consultant”).  As used in this Agreement, the term, “Parties,” shall refer to the Company and Consultant jointly.

WHEREAS:

A.

The Company seeks to engage the services of Consultant on a non-exclusive basis to assist the Company in its efforts to gain greater recognition and awareness among relevant investors in the public capital markets.

B.

The Company is familiar with Consultant and Consultant’s skills and expertise.

C.

The Parties acknowledge and agree that Consultant has completed a preliminary review and evaluation of the Company and the challenges facing the Company in the investor relations marketplace and the Company and Consultant have had discussions regarding these and other matters relating to the Company’s investor relations objectives.

D.

Consultant is willing to assist the Company to better develop investor recognition and awareness in the public capital markets.

E.

Subject to the terms and conditions of this Agreement, the Company hereby engages the services of Consultant to assist the Company in investors' communications and public relations with existing shareholders, brokers, dealers and other investment professionals and to consult with management concerning such Company activities.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.00

Commencement and Term of Consulting Services from Consultant.

The Company hereby agrees to retain the Consultant to act in a consulting capacity to the Company, and Consultant hereby agrees to provide certain consulting services to the Company as described in Section 2.00 of this Agreement for a period of twenty-four (24) months from the Effective Date of this Agreement.

2.00

Duties of Consultant.

Consultant agrees that it shall provide the following specified consulting services (the “Services”) on a best efforts basis:

2.01

Present the company to Consultant’s network of Brokers, Analyst and Institutions.

2.02

Assist the Company in further reviewing the preliminary evaluation and assessment prepared by Consultant in evaluating and assessing the challenges facing the Company in communicating with the investor marketplace.

2.03

Consult and assist the Company, as appropriate, in: (1) developing and implementing plans and means for presenting the Company and its business plans, strategy and personnel to the financial community; and (2) establishing an image for the Company in the financial community.

2.04

With the cooperation of the Company and during the Term, maintain investor awareness of the Company's plans, strategy and personnel, as they may evolve during the Term, and consult and assist the Company in communicating appropriate information regarding such plans, strategy and personnel.

Capital Group Communications T 415.332.7200 F 415.332.7201 www.capitalgc.com

2.05

Provide assistance to the Company with respect to its shareholder relations.

2.06

Upon the Company's direction and approval, assist with dissemination of information regarding the Company to investment community professionals and the general investing public.

2.09

Perform the functions generally assigned to stockholder relations and public relations departments in major corporations, including responding to telephone and written inquiries (which may be referred to the Consultant by the Company); consulting with respect to the timing, form, distribution and other matters related to such releases, reports and communications.

2.10

Upon the Company’s direction and approval, disseminate information regarding the Company to shareholders, brokers, dealers, other investment community professionals and the general investing public.

2.11

Upon the Company’s approval, conduct meetings, in person or by telephone, with brokers, dealers, analysts and other investment professionals to communicate with them regarding the Company’s plans, goals and activities.

2.12

At the Company's request, review business plans, strategies, mission statements budgets, proposed transactions and other plans for the purpose of advising the Company of the public relations implications thereof.

3.00

Allocation of Time and Energies.

The Consultant hereby agrees to use its best efforts to perform and discharge faithfully the responsibilities which may be assigned to the Consultant from time to time by the officers and duly authorized representatives of the Company in connection with the conduct of the Company’s financial, public relations and communications activities, subject to compliance with applicable state and federal securities laws and regulations.

3.01

The Parties acknowledge and agree that the services provided by Consultant and staff shall diligently and thoroughly provide the consulting services required hereunder.  The services to be provided by Consultant shall not be measured by the number of hours devoted by Consultant’s staff on a per day basis and Consultant and the Company agree that Consultant shall perform the duties set forth in Section 2.00 of this Agreement in a diligent and professional manner.  It is expressly understood that Consultant's performance of its duties hereunder will in no way be measured by the price of the Company's common stock, nor the trading volume of the Company's common stock.

4.00

Compensation to Consultant for Consulting Services.

In consideration for the consulting services rendered to the Company as described in Section 2.00 of this Agreement, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees to pay Consultant the following consulting fees (the “Fees”):

4.01

The Company will issue and deliver to Consultant, at Consultant’s address stated on this Agreement, a  four year warrant to purchase 200,000 shares of the Company’s common stock at $0.50 per share under the terms and conditions of the Warrant Agreement (the “Warrants), attached hereto as Exhibit A.  These Fees shall be for all purposes non-refundable in every respect (subject to breach of this Agreement).  In the event that the Company later elects to terminate this Agreement at any time following the commencement of the Term for any reason other than breach by Consultant, the Fee shall not be refunded and no amount or portion of either shall be due or returned to the Company.

4.02

The Parties hereto acknowledge and agree that Consultant has foregone significant alternative opportunities in entering into this Agreement and assuming the obligations set forth in Section 2.00 of this

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Agreement.  The Company further acknowledges and agrees that it derives substantial benefit from the execution of this Agreement.

4.03

The Warrants issued as a Fee shall constitute payment for Consultant’s services and are a non-refundable, non-apportion able, and non-ratable retainer (subject to breach of this Agreement).  In the event that the Company terminates this Agreement prior to the completion of the Term of this Agreement, for any reason other than a breach by Consultant, it is agreed and understood that the Fee shall not be refundable or returned to the Company.

5.00

Representations of Each of the Parties.

5.01

Representations of Consultant. Consultant acknowledges that the Warrants to be issued to Consultant as a Fee pursuant to this Agreement have not been registered under the Securities Act of 1933 (the “1933 Act”), and accordingly are “restricted securities” within the meaning of Rule 144 of the 1933 Act.  Consultant agrees that in connection with the acquisition of Shares hereunder, the Consultant represents and warrants to the Company, to the best of its/his knowledge, as follows: (1) Consultant acknowledges that the Consultant has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning an investment in the Shares, and any additional information which the Consultant has requested; (2) Consultant has had experience in investments in restricted and publicly traded securities. Consultant is (i) an accredited investor, as that term is defined in Regulation D promulgated under the Securities Act of 1933, and (ii) a purchaser described in Section 25102 (f) (2) of the California Corporate Securities Law of 1968, as amended.   The Consultant is acquiring the Warrants for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

5.02

Representations of the Company RE: General.  The Company represents that: (1) it has the requisite authority and power to enter into this Agreement; (2) this Agreement and the obligations recited hereunder have been approved by the Company’s Board of Directors; (3) the Company’s Warrants issued to Consultant are free from the claims and interests of any third party; and (4) the Fee is non-refundable and any termination or attempted cancellation of this Agreement shall not give the Company or any other person the right to receive the refund or return of either or both of said fees (subject to breach of this Agreement by Consultant).

6.00

Termination

6.01

Either party may terminate this Agreement at any time by providing a Notice of Termination, effective immediately, to the other party if the other party fails to perform, violates any term of this Agreement or otherwise breaches this Agreement.

7.00

Assignment of Agreement & Assignment of Rights and Obligations.

Consultant’s services under this contract are offered to Company only and but shall be assigned by the Company to any other entity with which Company merges or which acquires the Company or substantially all of its assets, without Consultant’s prior written consent. Company shall assure that in the event of any merger, acquisition, or similar change of form of entity, then the acquiring or successor entity shall agree to complete all obligations to Consultant hereunder.  The parties agree that the Consultant’s services are personal in nature and may not be delegated by the Consultant to any other person or entity, whether by operation of law or otherwise.

8.00

Obligation for Expenses.

Consultant agrees to pay for all its expenses (phone, mailing, labor, travel etc.), other than extraordinary items (expenses required by/or specifically requested by the Company, print advertisements in publications, etc.) requested and approved in writing by the Company prior to its incurring an obligation for reimbursement.

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9.00

Indemnification of Consultant and Consultant’s Employees and Agents by the Company.

The Company hereby agrees to indemnify and hold Consultant and Consultant’s employees and agents (the “Indemnified Parties”) harmless against (i) any and all liabilities, obligations, losses, damages, claims, actions, asserted against any one or more of the Indemnified Parties, based upon, resulting from or arising out of any misstatement or omission of material fact contained in one or more of the statements, representations, press releases, announcements, reports, or filings made or prepared by the Company or its agents and (ii) any cost or expense (including reasonable attorneys' fees and court costs) incurred by the Indemnified Parties or any of them in connection with the foregoing (including, without limitation, any cost or expense incurred by the Indemnified Parties in enforcing their rights pursuant to this Section 9.00).

9.01

Obligation for Compliance with Securities Laws.  The Parties agree that the Company shall assume and remain at all times responsible for all information, statements,  and documents released or provided to Consultant and for compliance with Regulation FD or any other provisions of the Securities Exchange Act of 1934 (the “1934 Act Obligations”) with respect to statements made by the Company.

10.00

Consultant hereby agrees to indemnify and hold Company and Company’s employees and agents (the “Indemnified Parties”) harmless against (i) any and all liabilities, obligations, losses, damages, claims, actions, asserted against any one or more of the Indemnified Parties, based upon, resulting from or arising out of any breach of this agreement, acts of gross negligence, or violations of applicable law made by the Consultant or its agents and (ii) any cost or expense (including reasonable attorneys' fees and court costs) incurred by the Indemnified Parties or any of them in connection with the foregoing (including, without limitation, any cost or expense incurred by the Indemnified Parties in enforcing their rights pursuant to this Section 10.00)

10.01

The Consultant represents that shall maintain any and all required licenses and registrations under federal or any state regulations necessary to perform the services set forth herein.  The Consultant acknowledges that, to the best of its knowledge, the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over the Consultant.  The Consultant acknowledges that, to the best of its knowledge, the Consultant and its officers and directors are not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws.

10.02

The Consultant represents, warrants and covenants to the Company that the Consultant and each of its officers, agents or others employed or retained by the Consultant (“Associated Persons”) shall at all times comply with any and all applicable federal, state, local or foreign laws, including securities laws, rules and regulations of any court, government or unit or agency thereof in its performance hereunder.  The Consultant and each Associated Person will disclose in all reports, communications, etc. that it is a consultant of the Company and that it is being compensated by the Company or, if the Consultant or an Associated Person hires another firm or person to perform the Services, then the disclosure shall indicate that the other party is being compensated by the Consultant and/or such Associated Person.  Specifically, the Consultant and its Associated Persons will each during the term of this Agreement at all times comply with the requirements of Section 17(b) of the Act and will not solicit the purchase or sale of any securities of the Company without disclosing any compensation arrangement.

10.03

The Consultant and its Associated Persons acknowledge that the services to be provided pursuant to this Agreement and the receipt, retention and disposition of the compensation to be paid to the Consultant and/or its Associated Persons under this Agreement are subject to applicable securities laws, including the Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Consultant shall at all times comply with all applicable securities laws in connection with performing its duties under this Agreement and in connection with the receipt, retention and disposition of the compensation to be paid to the Consultant under this Agreement.

10.04

The Consultant and its Associated Persons acknowledge that the services to be provided pursuant to this Agreement and the receipt, retention and disposition of the compensation to be paid to the Consultant and/or its Associated Persons under this Agreement are subject to National Investor Relations

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Institute Code of Ethics (the “NIRI Code”), which require an investor relations consultant to conform with the Company’s insider trading policies.  The Consultant shall at all times comply with the NIRI Code in connection with performing its duties under this Agreement and in connection with the receipt, retention and disposition of the compensation to be paid to the Consultant under this Agreement.

10.05

The Consultant and its Associated Persons shall not provide any material non-public information regarding the Company to any person until such person has executed and delivered to the Company (in care of the Consultant with a copy to the Company) a confidentiality and no-trade agreement in a form furnished by the Company to the Consultant.

10.06

The Consultant and its Associated Persons each acknowledge that certain information that the Company or its representatives will provide to the Consultant or its Associated Persons in connection with the performance of the services under this Agreement will be material non-public information about the Company (the “Material Information”).  The Consultant and its Associated Persons acknowledge that they each are aware of the restrictions of applicable securities laws, including Regulation FD and Sections 9 and 10 of the Exchange Act and Rule 10b-5 under the Exchange Act, relating to the trading in securities of an issuer, including while in possession of material non-public information regarding that issuer.  The Consultant and its Associated Persons agree that they will each comply with all securities laws concerning Material Information and further agree that each, until all of the Material Information becomes publicly available (other than as a result of a disclosure by the Consultant or its Associated Persons), shall not directly or indirectly (nor shall it permit any of its officers, directors, affiliates or agents to):  (i) disclose the Material Information, except pursuant to the delivery of disclosure documents to potential investors at the request of the Company; or (ii) for its own account or for the account of others, purchase, offer to sell, contract to sell or otherwise sell, sell short, sell long, dispose of, loan, pledge or grant any rights with respect to or offer to do any of the foregoing or otherwise trade in any shares of common stock of the Company, any options or warrants to purchase any shares of common stock of the Company or any securities convertible into or exchangeable for any shares of common stock of the Company.

10.07

The Consultant is under no contractual restriction or other restrictions or obligations that are inconsistent with this Agreement, the performance of its duties and the covenants hereunder; (ii) its management is under no physical or mental disability that would interfere with its keeping and performing all of the agreements, covenants and conditions to be kept or performed hereunder; (iii) it is familiar with all federal and state securities laws applicable to the performance of its services as contemplated in this Agreement, including Sections 17(b) of the Act, Sections 9 and 10(b) of the Exchange Act and Regulation FD; (iv) it will comply with all applicable federal and state securities laws in the performance of the services under this Agreement; and (v) it will cause any person to whom any of the Shares or other compensation are transferred to agree and undertake for the benefit of the Company to comply with all applicable federal and state securities laws in connection with their ownership or disposition of the Shares (including compliance with Section 17(b) of the Act to the extent applicable).

10.08

The Consultant agrees not to, directly or indirectly, enter into or cause any third party to enter into any short sale or take any short position in the securities of the Company or to enter into any other transaction relating to securities of the Company inconsistent with the plan of distribution set forth in any registration statement relating to securities received by the Consultant as compensation hereunder.

11.00

Further Assurance.

Each of the parties shall hereafter execute all documents and do all acts reasonably necessary to effect the provisions of this Agreement.

12.00

Successors.

The provisions of this Agreement shall be deemed to obligate, extend to and inure to the benefit of the successors, assigns, transferees, grantees, and indemnities of each of the Parties to this Agreement.

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13.00

Independent Counsel.

Each of the Parties to this Agreement acknowledges and agrees that it has been represented by independent counsel of its own choice throughout all negotiations which preceded the execution of this Agreement and the transactions referred to in this Agreement, and each has executed this Agreement with the consent and upon the advice of said independent counsel.  Each party represents that he or it fully understands the provisions of this Agreement, has consulted with counsel concerning its terms and executes this Agreement of his or its own free choice without reference to any representations, promises or expectations not set forth herein.

14.00

Integration.

This Agreement, after full execution, acknowledgment and delivery, memorializes and constitutes the entire agreement and understanding between the parties and supersedes and replaces all prior negotiations and agreements of the parties, whether written or unwritten.  Each of the Parties to this Agreement acknowledges that no other party, nor any agent or attorney of any other party has made any promises, representations, or warranty whatsoever, express or implied, which is not expressly contained in this Agreement; and each party further acknowledges that he or it has not executed this Agreement in reliance upon any belief as to any fact not expressly recited hereinabove.

15.00

Attorneys Fees.

In the event of a dispute between the parties concerning the enforcement or interpretation of this Agreement, the prevailing party in such dispute, whether by legal proceedings or otherwise, shall be reimbursed immediately for the reasonably incurred attorneys' fees and other costs and expenses by the other Parties to the dispute.

16.00

Interpretation & Right to Specific Performance.

Wherever the context so requires: the singular number shall include the plural; the plural shall include the singular; and the masculine gender shall include the feminine and neuter genders.  In the event that either party to this Agreement commits a breach of its obligations under this Agreement, the other party shall be entitled to specific performance in addition to any other remedies to which they may be entitled.

17.00

Captions & Exhibits.

The captions by which the sections and subsections of this Agreement are identified are for convenience only, and shall have no effect whatsoever upon its interpretation.

18.00

Independent Contractor.

The Consultant’s engagement pursuant to this Agreement shall be as independent contractor, and not as an employee, officer or other agent of the Company.  Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other.  The Consultant further acknowledges the consideration provided hereinabove is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to income taxes, social security payments or any other payroll taxes.  All such income taxes and other such payment shall be made or provided for by the Consultant and the Company shall have no responsibility or duties regarding such matters.  Neither the Company nor the Consultant possesses the authority to bind each other in any agreements without the express written consent of the entity to be bound.

19.00

Counterparts.

This Agreement may be executed in any number of counterparts.

20.00

Expenses Associated With This Agreement.

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Each of the parties hereto agrees to bear its own costs, attorney’s fees and related expenses associated with this Agreement.

21.00

Arbitration.

Any dispute or claim arising to or in any way related to this Agreement shall be settled by arbitration in San Francisco, California. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA").  AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. Each party shall pay its own expenses associated with such arbitration (except as set forth in Section 11.05 Above).  A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.  The decision of the arbitrators shall be rendered within 60 days of submission of any claim or dispute, shall be in writing and mailed to all the parties included in the arbitration. The decision of the arbitrator shall be binding upon the parties and judgment in accordance with that decision may be entered in any court having jurisdiction thereof.

22.00

Power to Bind.

A responsible officer of the Company has read and understands the contents of this Agreement and is empowered and duly authorized on behalf of the Company to execute it.

23.00

Confidentiality.

The parties hereto agree that the terms of this Agreement and all documents constituting parts of this transaction shall be kept strictly confidential except to the extent necessary to protect the rights of the parties hereto or to satisfy the Company’s obligations under the Securities Exchange Act of 1934 and the rules adopted by the Securities and Exchange Commission hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

Capital Group Communications: By: /s/ Devin Bosch Name: Devin Bosch Title: CEO Address: 575 Bridgeway, Sausalito, CA 94965

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Accurexa, Inc.: By: /s/ George Yu Name: George Yu Title: President & CEO Address: 113 Barksdale Newark, DE 19711

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EXHIBIT A – WARRANT AGREEMENT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

ACCUREXA INC.

WARRANT AGREEMENT TO PURCHASE SHARES

This Warrant is issued to Capital Group Communications, Inc., a California Corporation (“Holder”) by Accurexa, Inc., a Delaware corporation (“Company”) on February 18, 2015, in connection with the Consulting Agreement between both parties (“Consulting Agreement”), dated February 18, 2015, of which this Warrant is an Exhibit A.

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (by mail or email), to purchase from the Company up to 200,000 shares of the Company’s Common Stock (“Warrant Shares”) at an exercise price of $0.50 per Share (“Exercise Price”).

2. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the issuance date of this Warrant on February 18, 2015 and ending on February 18, 2019 (the “Exercise Period”).

3. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise from time to time, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i) the surrender of the Warrant, together with a notice of exercise to the Company at its principal offices; and

(ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4. Certificates for Shares; Amendments of Warrants. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within fourteen (14) days of the delivery of the Notice of Exercise. Upon partial exercise, the Company shall promptly issue an amended Warrant representing the remaining number of Shares purchasable thereunder. All other terms and conditions of such amended Warrant shall be identical to those contained herein.

5. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

6. Adjustment of Exercise Price and Number of Shares. The number of shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time before the end of the Exercise Period of this Warrant subdivide the Shares, by split-up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate purchase price payable for the total number of

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Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

 (b) Notice of Adjustment. When any adjustment is required to be made in the number of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares purchasable upon exercise of this Warrant.

7. No Fractional Shares. No fractional shares representing fractional shares shall be issued upon the exercise of this Warrant.

8. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

9. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

(a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Warrant Shares have not been qualified under the California Securities Law of 1968 (the “California Law”) by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent expressed above.

(c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

(e) The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

10. Restrictive Legend.

The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR IN THE OPINION OF COUNSEL FOR THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

11. Rights of Stockholders. No Holder of this Warrant shall be entitled, as a Warrant Holder, to vote or receive dividends or be deemed the Holder of the Shares or any other securities of the Company which may at any time be

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issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

12. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed (i) if to the Holder, at the address of its principal offices at 575 Bridgeway, Sausalito, CA 94965, and (ii) if to the Company, at the address of its principal offices at 201 Spear Street, Suite 1100, San Francisco, CA 94105, or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

13. Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of Delaware.

14. Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of the Holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

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Exhibit B

NOTICE OF EXERCISE

TO:	Accurexa Inc.

      113 Barksdale

      Delaware, DE 19711

      Attention: President

1. The undersigned hereby elects to purchase                      shares of Common Stock of Accurexa Inc. (the “Shares”) pursuant to the terms of the attached Warrant.

2. The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned as is specified below:

(Name)

(Address)

4. The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 10 of the attached Warrant (including Section 10(e) thereof) are true and correct as of the date hereof.

(Signature)

(Name)

(Date)	(Title)

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